FLEXSHARES® TRUST

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

SUPPLEMENT DATED MARCH 25, 2021 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2021

1. Brandon P. Ferguson is no longer a portfolio manager of the FlexShares® Credit-Scored US Long Corporate Bond Index Fund. Chaitanya Mandavakuriti will join Eric R. Williams as a portfolio manager of the FlexShares® Credit-Scored US Long Corporate Bond Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Eric R. Williams, a Vice President of Northern Trust Investments, Inc., has served as a Portfolio Manager of the Fund since September 2020. Chaitanya Mandavakuriti, a Vice President of Northern Trust Investments, Inc., has served as a Portfolio Manager of the Fund since March 2021.

Please retain this Supplement with your Summary Prospectus for future reference.